SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
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Check the appropriate box:
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     RULE 14A-6(E)(2))
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[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
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     -------------------------------------------------------------------
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

Following is the text of a presentation and other materials delivered to ICN Pharmaceuticals, Inc. stockholders on or about May 8, 2002:


ICN PHARMACEUTICALS, INC.


CIBC World Markets
Annual Biotechnology & Specialty
Pharmaceuticals Conference
May 1-2, 2002

FORWARD LOOKING STATEMENTS
------------------------------------------------------------------------------
THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:

o Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, obtaining and maintaining regulatory approval processes, market acceptance of, and continuing demand for ICN pharmaceuticals' products and other risks detailed from time to time in the Company's Securities and Exchange Commission filings

               Consolidated Revenues - Continued Operations

                            [Bar Graph Omitted]


                          1995 - 2001 CAGR: +21%

                               1995 - 273mm
                               1996 - 347mm
                               1997 - 527mm
                               1998 - 696mm
                               1999 - 747mm
                               2000 - 800mm
                               2001 - 858mm

                        Note: Excludes ICN Yugoslavia
                              Includes Royalties

                            CONSOLIDATED EBITDA

                            [Bar Graph Omitted]

                            1995-2001 CAGR: +19%

                               1995 - 93mm
                               1996 - 114mm
                               1997 - 154mm
                               1998 - 208mm
                               1999 - 264mm
                               2000 - 248mm
                               2001 - 265mm

FINANCIAL POSITION
------------------------------------------------------------------------------

SELECTED BALANCE SHEET DATA

                                   DECEMBER 31,            DECEMBER 31,
(US$mm)                               2000                    2001
-------------------------------------------------------------------------

Cash                                  155.6                   327.6

Total Assets                        1,477.1                 1,754.4

Senior Debt                           496.9                   191.2

Convertible Debt                          -                   525.0

Total Debt                            510.8                   740.7

Total Stockholders Equity             757.2                   810.7
-------------------------------------------------------------------------

CREDIT STATISTICS

                                      2000                    2001
-------------------------------------------------------------------------

Total Debt/EBITDA                     1.86x                   2.80x

EBITDA/Interest                       4.56x                   4.73x

Total Debt/Total Book Cap.              40%                     48%
-------------------------------------------------------------------------

Q1 RESULTS FINANCIAL PERFORMANCE

                                        Q1 02          Q1 01          %CHG.
                                        -----          -----          -----
Revenues                               $246M R         $199M            23
Royalties                                57M R           28M           103
REVENUES - SPECIALTY PHARMA             189M            171M            10
Operating income                         66M R           41M            60
Net Interest                             13M             11M            22
Translation                               2M             .4M            nm
Provision for income taxes               20M              9M           119
Net Income*                              30M R           21M            43
Cumulative effect                         4M              --            nm
Net Income                               34M R           21M            62
EPS (diluted)-income                    0.36 R          0.26            38
  Cumulative efect                      0.04              --
  Net Income                            0.40 R          0.26            54


*  Before Cumulative Effect of Accounting Change

Q1 2002 KEY MESSAGES

o    Record revenue for First Quarter 2002
     -------------------------------------

o    Record Gross Margin - 62%
     -------------------------

o    Record royalties in 1Q' 02
     --------------------------

o    Record operating income in 1Q'02
     --------------------------------

o    Record pre-tax income
     ---------------------

     -  Spec.Pharma -- Increased sales in all regions
     -  Improved Gross Margin from 53% to 62%
        > Better manufacturing utilization and cost reductions
        > Improved supply chain function due to transfer of manufacturing of acquired products to our own facilities

o Provision for Taxes -- We are generating more income in higher tax jurisdictions, such as North America. Royalties are taxed at the full U.S. rate

o    S, G & A (in $M):

         S,G & A expenses as reported           92
         One time charges:
           Ribapharm charges/allocation          2
           Legal expense                         3
           Stock comp. Charges                   3
           Debt repurchase expenses              1
           Other non-recurring charges           2
           IR/PR expenses                        2
                                               ----
           S, G & A expenses
           without one-time charges             79

                                                84

         Product Sales                         189

           S, G & A % of sales                 42%

CONTINUED SUCCESS

------------------------------------------------------------------------------

PERFORMANCE

o  Developed the world's second largest biotech drug franchise.

o  Delivered on our promise to restructure the company with tangible results.

o  Completed the Ribapharm IPO raising nearly $300 million.

o  Delivered record operating results for 2001 and the first quarter of 2002.

PERFORMANCE
------------------------------------------------------------------------------

o ICN has a long history of scientific innovation that has helped improve human health around the world

o  Proven by Ribavirin - $1 billion drug.

o ICN management has decades of unmatched international experience, and unique expertise that cannot easily be replaced.

PERFORMANCE
------------------------------------------------------------------------------

o ICN is a complex business that cannot be entrusted to the care of inexperienced management.

o A global company with operations in areas of the world that require local expertise, knowledge and contacts

o Scientific depth and experience in developing extensive nucleoside analogue library.

STOCK PERFORMANCE OUTPACES KEY INDEXES
------------------------------------------------------------------------------

o  ICN beat Dow Jones Index by 19%

o  ICN beat S&P by 26%

o  ICN beat Biotech Industry by 18%

o  ICN beat Drug Industry by 27%

ICN BEATS DRUG INDUSTRY BY 27% - ONE YEAR COMPARISON
Source: Bloomberg, March 29, 2002
------------------------------------------------------------------------------

                              [GRAPH OMITTED]

ICN BEATS BIOTECH INDUSTRY BY 18% - ONE YEAR COMPARISON
Source: Bloomberg, March 29, 2002
------------------------------------------------------------------------------

                              [GRAPH OMITTED]

ICN BEATS S&P 500 BY 26% - ONE YEAR COMPARISON
Source: Bloomberg, March 29, 2002
------------------------------------------------------------------------------

                              [GRAPH OMITTED]

ICN BEATS DOW JONES BY 19% - ONE YEAR COMPARISON
Source: Bloomberg, March 29, 2002
------------------------------------------------------------------------------

                              [GRAPH OMITTED]

SG&A COST CONTROLS
------------------------------------------------------------------------------

o  SG&A expenses in line with pharmaceutical industry

o  Attributed to cost of business:

   - Acquisitions
   - Increased investment in specialty business, esp. photonics

o  Target expense reduction from 8.5% to 7% post-proxy through:

   - Legal                      - New hire freeze
   - IR/PR expenses             - Redundancy reduction
   - Centralization/RNA shift   - Tighten vendor controls

RESTRUCTURING HISTORY
------------------------------------------------------------------------------

o  The restructuring was ALWAYS ICN's and UBS's idea; no one else had it.

o  It was ALWAYS designed to unlock value for shareholders.

o  The restructuring is a complicated process that cannot be rushed.

o  The timing has been SOLELY impacted by market conditions.

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

o  Initiatives to unlock significant shareholder value

                        Biotechnology           Ribapharm

                                                   -  RNA listed on NYSE
                                                      on April 12, 2002

                                                   -  IPO Completed

                                                   -  tax-free
                                                      spin-off in 2002

                          Specialty
ICN Pharmaceuticals    Pharmaceuticals          ICN Americas
                          Americas

                          Specialty
                       Pharmaceuticals          ICN International
                           Europe

                                                o  IPO Prospectus filed

RESTRUCTURING PROGRESS
------------------------------------------------------------------------------

o  Ribapharm IPO completed - raised nearly $300 million in 20% interest.

o  Second largest biotech IPO EVER.

o  Debt repurchase completed.

o  Request for tax-free treatment filed with the IRS.

o Spin off or distribution of remaining interenst in Ribapharm as soon as IRS approves.

RESTRUCTURING STEPS
------------------------------------------------------------------------------

                                                        Tax Free
                                                Distribution & Spin-off
                                                    of Rebapharm

                                        Ribapharm IPO    ICN International IPO

                                    Retire Remaining
                                           Debt

                                Retire Partial Debt

                            Convertible Offering

                        Filed Prospectus for
                          ICN International

                    S-1 Filed for
                     Ribapharm

            Announced                           UNLOCKING EQUITY VALUE
          Restructuring
         Reorganization of
       Business Operations
        Into Three Distinct
           Businesses

INTERNATIONAL SPIN-OFF - FACT VS. FICTION
------------------------------------------------------------------------------

o  Committed to the international IPO.

o  European market conditions do not exist for this transaction.

o  International IPO scheduled in early 2003 or sooner.

RESTRUCTURING - FACT VS. FICTION
------------------------------------------------------------------------------

o ICN has DELIVERED on its promise to restructure the company with tangible results.

o To have done so when market conditions were not conducive would have been DESTRUCTIVE to shareholder value.

o  The results point to management's patience, wisdom and experience.

o Opposition suggestion that a restructuring should have been done sooner points to their lack of experience and the danger to shareholders of electing their slate.

GOVERNANCE
------------------------------------------------------------------------------

o  ICN has had a long history of dependable corporate governance.

o Corporate governance provisions adopted that codify what ICN has practiced all along.

o Nominating committee established that it is comprised solely of independent directors.

   - Membership
   - Process

o CEO succession process established that will result in a timely and orderly change in leadership.

                         - CANDIDATE INTERVIEWS
                         - NOMINEE QUALIFICATIONS

BOARD INDEPENDENCE
------------------------------------------------------------------------------

o  ICN's board has ALWAYS been comprised of independent directors.

o  Since ICN's founding, 39 out of 42 directors have been non-insiders.

o  As of May 29, 2002, five elected within the last year:

    -  Three as shareholder candidates
    -  Two as qualified by nominating committee
        - Roderick Hills
        - Barry Cohen
        - Gen. Ronald Fogleman
        - Ed Burkhardt
        - Steven Lee

SUCCESSION PLANNING

o  Plan for succession process presented to Board

o  Search committee formed consisting of the following directors:
   - Hills, Fogleman, Barker

o  Retained Korn Ferry International

o  The committee will perform search function in orderly and timely fashion

ICN LEADERSHIP
------------------------------------------------------------------------------

o  Developed the world's second largest biotech drug franchise.

o  Delivered on our promise to restructure the company with tangible results.

o  Completed the Ribapharm IPO raising nearly $300 million.

o  Delivered record operating results for 2001 and the first quarter of 2002.

OPPOSITION - NO STRATEGY
------------------------------------------------------------------------------

o Opposition has NEVER articulated a strategy or objective for ICN shareholders - EVER.

o  They have NO experience managing a global pharmaceutical company.

o  They have NO scientific knowledge needed for continued innovations.

o They are very recent shareholders who have executed at least 195 trades, including 62 sales.

SUBSTANTIAL RISK TO SHAREHOLDERS
------------------------------------------------------------------------------

o  There is ENORMOUS RISK to shareholders in siding with the opposition.

o  They have NO track record, NO experience and NO strategy.

o  ICN management has CONSISTENTLY delivered on its promises.

o  A VOTE FOR THE OPPOSITION PLACES YOUR INVESTMENT IN ICN AT SUBSTANTIAL
   RISK.

SPECIALTY PHARMACEUTICALS
------------------------------------------------------------------------------

SPECIALTY PHARMA INVESTMENT HIGHLIGHTS
------------------------------------------------------------------------------

o  High margin specialty business in Americas

    - Record of historical growth in Latin America since 1970
    - Consistent new product flow in pharmaceuticals
    - New growth platform in vast cosmetic dermatology market

o  One of the largest specialty pharmaceutical businesses in Europe

    - 57% of international revenues from Western Europe
    - New product pipeline

SPECIALTY PHARMACEUTICALS REVENUES
------------------------------------------------------------------------------

SPECIALITY PHARMA REVENUES ANNUAL GROWTH 12% [BAR GRAPH OMITTED]

ICN International Annual Growth 6%

2000    $338mm
2001    $359mm

ICN Americas Annual Growth 18%

2000    $307mm
2001    $362mm

2000    $645mm
2001    $721mm

SPECIALTY PHARMACEUTICALS OPERATING INCOME
------------------------------------------------------------------------------

SPECIALTY PHARMA OPERATING INCOME ANNUAL GROWTH 35% [BAR GRAPH OMITTED]

ICN International Annual Growth 114%

2000    $12mm
2001    $26mm

ICN Americas Annual Growth 24%

2000    $94mm
2001    $117mm

2000    $105mm
2001    $142mm

SPECIALTY PHARMACEUTICALS EBITDA
------------------------------------------------------------------------------

SPECIALTY PHARMA EBITDA ANNUAL GROWTH 26% [BAR GRAPH OMITTED]

ICN International Annual Growth 32%

2000    $41mm
2001    $54mm

ICN Americas Annual Growth 24%

2000    $121mm
2001    $150mm

2000    $162mm
2001    $204mm

SPECIALTY PHARMA REVENUES
Q1 2002 vs. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001         % CHANGE
                                -------         -------         --------
AMERICAS                       $92,211          $83,849            10%
                               --------         -------         --------
INTERNATIONAL                   96,450           87,570            10%
                               --------         -------         --------
TOTAL SPECIALTY                188,661          171,419            10%

SPECIALTY PHARMA OPERATING INCOME
Q1 2001 VS. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001            %
                                Actual           Actual         CHANGE
                                -------         -------         -------
AMERICAS                       $92,211          $83,849           10%
                               --------         -------         -------
INTERNATIONAL                   96,450           87,570           10%
                               --------         -------         -------
TOTAL SPECIALTY                188,661          171,419           10%

* Excludes corporate charges

SPECIALTY PHARMA OPERATING INCOME
Q1 2002 VS. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001         % CHANGE
                                -------         -------         --------
AMERICAS                         $27,6            $28,6            -4%
                               --------         -------         --------
INTERNATIONAL                      9,0              3,4           166%
                               --------         -------         --------
TOTAL                             36,6             32,0            14%

SPECIALTY PHARMA EBITDA
Q1 2002 VS. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001            %
                                Actual           Actual         CHANGE
                                -------         -------         -------
AMERICAS                         $34.4           $36.4            -5%
                               --------         -------         -------
INTERNATIONAL                     18.3            11.4            60%
                               --------         -------         -------
TOTAL                             52,7            47,8            10%

SPECIALTY PHARMACEUTICALS INTERNATIONAL
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS INTERNATIONAL - OVERVIEW
------------------------------------------------------------------------------

                                           2001 Revenue:  US$359mm
o  466 ethical products                    2001 EBITDA:   US$54mm*

o  266 OTC products

o  A broad product portfolio with
   increasing focus on:

   -  central nervous system

   -  anti-infective / anti-virals          [PIE CHART OMITTED]

   -  dermatology                               Export
                                                (AAA)
   -  alimentary tract and metabolism            14%

   -  oncology                                 Eastern
                                                Europe
o  2,100+ sales and marketing staff               29%

                                               Western
                                                Europe
*  before corporate allocations                  57%

-----------------------------------------------------------------------------




SPECIALTY PHARMACEUTICALS AMERICAS

SPECIALTY PHARMACEUTICALS AMERICAS -
OVERVIEW
-----------------------------------------------------------------------------



o  High-margined product portfolio        2001 Revenue:  US$362mm

o  Increasing investment in sales         2001 EBITDA:   US$150mm*
   and marketing

o  Significant expansion in
   dermatology

o  consistent new product flow            [PIE CHART OMITTED]
                                          Latin America         35%
                                          North America         65%


*  before corporate allocations

SPECIALTY PHARMACEUTICALS AMERICAS -
GEOGRAPHIC SALES
-----------------------------------------------------------------------------



YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

Brazil          $6mm
Argentina       $15mm
Mexico          $107mm
Canada          $24mm
United States   $210mm

                $362mm

SPECIALTY PHARMACEUTICALS AMERICAS -
REVENUE MIX [PIE CHART OMITTED]
-----------------------------------------------------------------------------

Biomedical

2000    $59mm
2001    $60mm

Ethical Pharma

2000    $248mm
2001    $269mm

Photonics

2000    $33mm

2000    $307mm
2001    $362mm

THERAPEUTIC MIX - NORTH AMERICA PRODUCT SALES*
-----------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

HRT             8%
Neurology       14%
Dermatology     60%
Other           18%

                $155mm

                        *Excluding Biomedicals

TOP TEN PRODUCTS - SALES SUMMARY*
-----------------------------------------------------------------------------



                                   2000 Sales      2001 Sales        Gross
 Product             Category        (US$mm)          (US$mm)        Margin
 -------             --------        --------         -------        ------

Efudex          Dermatologic            32.4            41.4            93%

Bedoyecta       Vitamin                 25.5            25.3            71%

Mestinon        Myasthenia Gravis       18.1            24.3            85%

NLite           Dermatologic Laser        na            19.0            64%

Kinerase        Dermatologic            12.6            12.1            86%

GlyQuin         Dermatologic             1.7             9.8            84%

Virazole        Antiviral               11.7             9.8            94%

Oxsoralen       Dermatologic             6.6             9.3            90%

Testred         HRT                      5.2             7.9            93%

CES             HRT                      5.7             5.3            41%
                                   ---------        --------       --------

                                       119.5           164.2            82%

Percentage of Total Revenue             48%             54%



                                                      *Excluding Biomedicals

ICN NORTH AMERICA
-----------------------------------------------------------------------------




MARKET LEADERSHIP IN PHYSICIAN SKIN CARE

DEMOGRAPHICS DRIVE DEMAND
-----------------------------------------------------------------------------


o  78 million Americans between 35-54


o  22 million women with household
   income of $56,000


o  Seek non-invasive products that will                 [GRAPHIC OMITTED]
   treat and prevent aging with minimal
   downtime


o  Growing importance of AK therapy
   as risk of skin cancer increases

SKIN CARE STRATEGY
-----------------------------------------------------------------------------

[GRAPHIC OMITTED]




DERMATOLOGY     ---  Rx

DERMATOLOGY     ---  Physician
                     Dispensed

DERMATOLOGY     ---  Aesthetic
                     Elective

BROAD SKIN AGING PORTFOLIO
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

GLYQUIN TRx MARKET SHARE
-----------------------------------------------------------------------------

52 WEEK TREND

[GRAPHIC OMITTED]


Source:  IMS Health National Prescription Audit

WRINKLE REDUCTION PROCEDURE MARKET
-----------------------------------------------------------------------------

Number of Procedures (000s)


                           1997     1998    1999     2000      2001
                         -------- -------- ------- --------  --------

BOTOX                        65      180     498     1,097     1,600

ABLATIVE RESURFACING         64      283    1,262    1,358     2,399

COLLAGEN                    347      406      475      592     1,099

NONABLATIVE LASER            --       --       --       50       150

                        -------   ------   ------   ------    ------

TOTAL                       476      869    2,235    3,097     5,248
                        =======   ======   ======   ======    ======


Sources:  ASAPS, ICN Estimate

GROWTH DRIVERS
-----------------------------------------------------------------------------

NLITE
Laser Collagen Replenishment

                                o  GROWTH OF NON ABLATIVE
                                   PROCEDURES

                                o  CONTINUED PHYSICIAN ADOPTION FOR
                                   NON-ABLATIVE LASERS

[GRAPHIC OMITTED]               o  COMBINATION THERAPY WITH
                                   BOTULINUM TOXIN FOR WRINKLES DUE
                                   TO COLLAGEN DEFICIENCY

                                o  MULTI APPLICATION SYSTEM

                                   -  FDA approved: wrinkles

                                   -  Current studies: acne scars,
                                      vascular, active acne

                                o  CONSUMER MARKETING

                                   -  Drive patients directly to physicians

PHYSICIAN DIRECT
-----------------------------------------------------------------------------


o  DISTRICT OFFICES - AESTHETIC ACCOUNT MANAGEMENT

[] AREAS SERVED
                                                          2000     2001
                                                        (ACTUAL) (ACTUAL)
                                                        -------- --------

                              PROCEDURES PER MONTH         NA      4200
                              STATES SERVED                47       50
                              --------------------      -------- --------

[GRAPHIC OMITTED]             DOCTORS SERVED
                              PLASTIC SURGEONS            687      1,400
                              Dermatologists              518      2,977
                                                          ---      -----
                                                        1,105      4,377
                              OBGYN                        NA      1,055
                              Podiatrists                  NA          0
                                                           --          -
                                                        1,105      1,105
                                                        -----      -----
                              TOTAL                     2,720      5,432

ACTINIC KERATOSES PATIENTS [BAR GRAPH OMITTED]
-----------------------------------------------------------------------------

R&D PIPELINE
-----------------------------------------------------------------------------

                        PHOTOTHERAPY  NEW INDICATION PIPELINE
-----------------------------------------------------------------------------


                     DISCOVERY   PRECLINICAL  CLINICAL  SUBMISSION  CLEARANCE
PHOTOTHERAPY
------------

PERIOCULAR WRINKLE

GENERAL WRINKLE
                                [BAR GRAPH OMITTED]
VASCULAR

ACNE SCAR

STRIAE

ACNE

ICN INTERNATIONAL PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

ICN LATIN AMERICA PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

THE VISION
-----------------------------------------------------------------------------


o  Concentrate in the fast growing skin aging market

o  Cross sell Rx, light and cosmetic products.

o Invest in product development, clinical proof and line extensions.

o  Accelerate consumer advertising.

o Licensing, product and corporate acquisition consistent with the growth strategy.

ICN PHARMACEUTICALS, INC.

CIBC World Markets
Annual Biotechnology & Specialty
Pharmaceuticals Conference
May 1-2, 2002

                  SPECIALTY PHARMACEUTICALS MANAGEMENT TEAM

                       [Graphic Omitted - ICN Logo]

                              MANAGEMENT TEAM

        [Graphic Omitted - Photograph of The Honorable Milan Panic]

                         THE HONORABLE MILAN PANIC

     Milan Panic is Chairman of the Board and Chief Executive Officer of ICN Pharmaceuticals, Inc., a global health care company headquartered in Costa Mesa, California and Moscow, Russia. Mr. Panic founded ICN with $200 in 1960 after defecting from his native Yugoslavia. Today, ICN is listed on the New York Stock Exchange and has sales approaching $1 billion.
     Mr. Panic was born in Belgrade in 1929. In 1956, Mr. Panic and his family immigrated to the United States. He arrived in New York with his wife and two small children, two suitcases and $20. Having studied chemistry at the University of Belgrade and Heidelberg University, he worked as a research assistant in the Department of Chemistry at the University of Southern California (1957-1959). Shortly thereafter, he founded ICN.
     It was the dawn of the biological revolution. The company's first product was commercialized DNA, the forerunner of a series of potentially new therapeutic molecules based on nucleic acid research. One of the early successes of this work was the approval of the company's flagship drug,Virazole" (ribavirin), which has been used to treat more than five million people worldwide for a range of indications, including infants hospitalized with severe respiratory infections caused by respiratory syncytial virus (RSV). Most recently, it was approved as a part of a breakthrough combination therapy for hepatitis C.
     With the fall of communism, Mr. Panic became a leader in the privatization movement in Eastern Europe. ICN's venture with Galenika Pharmaceutical Company in 1991 was the largest privatization of industry in Yugoslavia's history. In a gesture that typically combined altruism with a sound understanding of human nature, he turned the 5,300 Galenika Yugoslav employees into capitalists and owners of the company. They were given 1.2 million shares of stock (worth $30 million) in ICN's then publicly owned subsidiary, SPI Pharmaceuticals. It was the first time Eastern European workers held shares in a company listed on a major worldwide stock exchange.
     In 1993, ICN acquired Octyabr, which was founded by Peter the Great and remains the oldest pharmaceutical company in Russia. Again, workers under the communist system received an instant infusion of democracy and capitalism; a program of privatization through stock ownership by the workers.
     Successful operational expansion in the emerging markets of Eastern and Central Europe has extended ICN's family which now includes five manufacturing plants and four major distribution centers in Russia, European headquarters in Moscow, and facilities in Yugoslavia, Poland, Hungary, the Czech Republic, and Macedonia.
     An American citizen since 1963, Mr. Panic received special permission from the President of the United States to serve as Prime Minister of Yugoslavia from 1992-1993. During his tenure, Mr. Panic became a symbol of hope and freedom throughout Yugoslavia. As Prime Minister, he became a major figure on the world stage with his pivotal participation in the London Conference on Yugoslavia in August 1992, his address to the United Nations General Assembly (the "Speech of Peace") the following month and his appearance before the Parliament of the European Union in Brussels.
     Mr. Panic gained worldwide respect and admiration both for his common sense approach to the complex problems and competing interests in that region and for his untiring efforts to bring peace to his native country. He also initiated a vigorous program of personal diplomacy and traveled to meet more than 100 world leaders - including French President Francois Mitterand, Spanish Prime Minister Felipe Gonzales, British Prime Minister John Major, German Chancellor Helmut Kohl, Chinese Premier Li Peng and General Secretary of the United Nations, Boutros Boutros Ghali - within his first several weeks in office.
     In December 1992, The Wall Street Journal named him one of the "Europeans of the Year", placing him in select company that included Queen Elizabeth II, British Prime Minister John Major, and Russian economic reformer, Prime Minister Yegor Gaidar.
     In 1994, Czech Prime Minister Vaclav Klaus called on Mr. Panic for advice on the continuing economic reform and democratic transformation of the Czech Republic. In succeeding years, in his quest to bring economic stability to Eastern Europe, he also met with the Presidents of Albania and Romania.
     During and subsequent to his tenure as Prime Minister, Mr. Panic received extensive television and press coverage for his outspoken views on achieving peace through economic cooperation and development, including: over 25,000 articles in international papers, journals, and magazines; news interviews on all major global TV networks (CBS, NBC, ABC, CNN, BBC, Antenne, TV Beijing, Sky News, TVS, ZDF, RAI, etc.); and, numerous guest appearances on talk shows (e.g., Larry King Live, This Week in Review, Good Morning America, Charlie Rose, and Prime Time Live).
     Mr. Panic has also addressed numerous international forums, world organizations and government bodies both domestically and internationally, including The Foreign Affairs Council (New York), The World Affairs Council (Los Angeles, San Francisco, Orange County, Philadelphia), The Institute of International Sociology (Gorizia, Italy) and The United Nations Industrial Development Organization (Vienna, Austria).
     His early years under totalitarianism and his role in fighting fascism made Mr. Panic a strong champion of fundamental American values. On October 17, 1986, he was awarded the Congressionally sponsored "Ellis Island Medal of Honor" by the Statue of Liberty-Ellis Island Foundation. This award recognizes Mr. Panic's "distinguished service to humanity" as well as the contributions which immigrants have made to the United States. In 1985, he was appointed to the Board of Directors of the Freedoms Foundation at Valley Forge. As part of his commitment to the fundamental principles of democracy, Mr. Panic underwrote a "Bill of Responsibilities" monument, which stands today at the Foundation's campus in Valley Forge, Pennsylvania.
     Mr. Panic makes major philanthropic contributions to various universities, research programs, museums, political causes and charities.

                [Graphic Omitted - Photograph of Jeff Cole]

                                 JEFF COLE

     Jeff Cole joined ICN in 2002 as the Vice President of Finance for North America Operations. Prior to joining ICN, Mr. Cole served as CFO at CQOS Inc., a networking device and services company. He also served as Vice President Finance at a venture-backed telecom company. His background as a senior financial executive includes experience in financing, financial and strategic planning, and infrastructure implementation. Mr. Cole also spent six years at Pricewaterhouse Coopers, where he managed the firm's West Region Financial Management consulting practice. At PWC, he worked with Fortune 1000 companies across multiple industries in the areas of organizational restructuring, cost management, operational integration, and process improvement.
     Mr. Cole oversees all finance activities pertaining to U.S. Pharmaceuticals, Canada, and the domestic and international Photonics businesses.
     Mr. Cole obtained his CPA while working in audit at Deloitte & Touche. He has a MBA with distinction from the University of Michigan and a BS in Accounting from the University of Southern California.

                              MANAGEMENT TEAM

        [Graphic Omitted - Photograph of Christopher M. Timmons]

                          CHRISTOPHER M. TIMMONS

     Christopher Timmons is Vice President of Legal. Mr. Timmons joined ICN in January 1999 as Associate Counsel.
     Mr. Timmons is responsible for all legal functions for ICN Americas, including general corporate legal advice; contract review, preparation and negotiation; legal support for acquisitions, including due diligence, contract preparation and negotiation; and support to all departments in the North America region.
     Mr. Timmons obtained a Juris Doctor from Valparaiso University School of Law and a BA from The University of Texas at Arlington.



            [Graphic Omitted - Photograph of Enrique Iribarne]

                             ENRIQUE IRIBARNE

     Enrique Iribarne is North America Controller. Mr. Iribarne joined ICN in January 1981 as Senior Accountant. He has held a variety of positions within ICN, including Assistant Controller, Assistant Treasurer, and ICN Biomedicals Controller. Prior to working with ICN, he worked with Arthur Andersen & Co.
     Mr. Iribarne manages the budgeting process, conducts all forecasting activities, develops and maintains all actual reporting and variance analyses for ICN North America.
     Mr. Iribarne holds a licentiate in Business Administration (BA) degree and a public accounting degree from the University of Buenos Aires, Argentina.

                              MANAGEMENT TEAM

           [Graphic Omitted - Photograph of George Kateyiannis]

                            GEORGE KATEYIANNIS

     George Kateyiannis is Vice President of Corporate Development, North America. Mr. Kateyiannis joined ICN in January 2001 as Director of Corporate Development, North America. He has worked for Mattel, Sunrise Medical and The Westec Security Group in various positions, ranging from Senior Financial Analyst to Manager of Corporate Development. At ICN he has served as interim General Manager of ICN's device sales business in the US.
     Mr. Kateyiannis now serves as General Manager of ICN's Medical Alliance mobile services business. His responsibilities also include oversight of product licensing, mergers and acquisitions for ICN's North American pharmaceuticals and Photonics businesses. In addition, he also assists in the implementation of strategic plans through the ongoing analysis of various initiatives in ICN Photonics, consumer marketing of devices and pharmaceuticals, and post-acquisition performance audits.
     Mr. Kateyiannis obtained a MBA in finance from the University of Chicago and a MEng in electrical engineering from Cornell University. He received a BS degree in electrical engineering from Michigan State University.

           [Graphic Omitted - Photograph of Adam Jerney]

                                ADAM JERNEY

     Adam Jerney is President and Chief Operating Officer of ICN. He was appointed President in 1997 and has been COO since 1980. Mr. Jerney also served as President and Chief Executive Officer of ICN from July 1992 to March 1993 while Milan Panic served as Prime Minister of Yugoslavia.
     Born in Budapest, Hungary during World War II, Mr. Jerney escaped to Austria after the revolution in 1956. He graduated in biochemistry from the University of Geneva, Switzerland, where he also conducted postgraduate research in endocrinology with a scholarship from the United Nations. Later, he studied business administration and marketing in Geneva and Paris.
     Mr. Jerney joined ICN in Europe in 1973 after reading an article in Fortune magazine about ICN's revolutionary research projects and expansion plans. Prior to that, he had held positions of increasing responsibility at Hoffman-LaRoche, the Swiss-based pharmaceutical company. Before leaving Hoffman-LaRoche, he served as Director of Worldwide Product Management in the company's corporate headquarters in Basel, Switzerland.
     In 1981, Mr. Jerney and his family moved to the United States to manage worldwide operations for ICN. He is an international businessman who is conversant in six languages and is active in the World Affairs Council of Orange County.
     Mr. Jerney has been a member of the ICN Board of Directors since 1992.

                              MANAGEMENT TEAM

           [Graphic Omitted - Photograph of Javier Rovalo]

                               JAVIER ROVALO

     Javier Rovalo, M.D., is Vice President and General Manager of North America and Latin America. Dr. Rovalo has been an integral part of ICN for more than 15 years. He has broad experience in the pharmaceutical industry, having served in positions of increasing responsibility in medical, marketing and management for several major pharmaceutical firms in Mexico. He began his career with Mexico-based Laboratorios Senosiain, where he served as Medical Director for six years. He then joined Boehringer Group as Medical Director, quickly moving upward in position to Marketing Director of Mexico, Marketing Director of Central America, and Marketing Director of Spain. Dr. Rovalo held the position of General Manager of Laboratorios Grossman, a near-bankrupt company based in Mexico when he later turned around.
     Dr. Rovalo is responsible for ICN's operations in Canada, the United States, Mexico and Latin America. He has been a member of the Board of the Latin American Work Group (the Mexican branch of the U.S. Pharmaceutical Manufacturers Association) during the last 14 years and has served as its Treasurer for six years. He was also President of the Liaison Committee with the Academy of Medicine. Additionally, he serves as an advisor for the pharmaceutical industry in Mexico through the Pharmaceutical Chamber and as an advisor to three Mexico-based medical journals.
     Dr. Rovalo received his medical degree from National University in Mexico City, where ICN has its Latin American headquarters.

           [Graphic Omitted - Photograph of Chris Dax]

                                 CHRIS DAX

     Chris Dax is Vice President of U.S. Sales and Marketing. Mr. Dax joined ICN in July 2001. His previous experience in the pharmaceutical industry includes his work with Novartis, as the head of the Dermatology Marketing department, where he launched Lamisil tablets in the oral antifungal market, with sales today of over $500 million in the U.S. and $1 billion worldwide. Mr. Dax also served as the Director of Marketing for Allergan, Inc., where he successfully launched Tazorac, a novel retinoid for acne and psoriasis with sales of over $50 million. While with Allergan, Inc., Mr. Dax was also instrumental in the development of its Dermatology division, culminating in the photodamage indication for Tazorac and the cosmetic indication for Botox.
     Mr. Dax now leads all marketing and sales for the U.S. Pharmaceuticals business, including all device marketing.
     Mr. Dax holds a MBA from Case Western Reserve University and a BS degree in marketing from Lehigh University.

                              MANAGEMENT TEAM

           [Graphic Omitted - Photograph of Marc Clement]

                               MARC CLEMENT

     Marc Clement, Ph.D., is Senior Vice President, ICN Photonics LTD Research and Development.
     Dr. Clement founded SLS, Ltd. (now ICN Photonics) in 1989. He possesses a Ph.D. in Laser Physics and is a member of the Institute of Physics and a fellow of the Institute of Electronic Engineers. Dr. Clement is a highly accomplished scientist and inventor.
     Dr. Clement chairs our Medical Advisory Board and also serves as Chairman of the Board of ICN Photonics LTD. He currently oversees all Photonics research and development, product design and development, clinical trials and FDA filings, publication execution, and intellectual property.

           [Graphic Omitted - Photograph of Mark Taylor]

                                MARK TAYLOR

     Mark Taylor is Executive Vice President of ICN North America. He is responsible for the operating performance of three divisions that comprise the North American Business Unit: US Pharma, ICN Canada, and the worldwide Photonics light-based therapy business. This unit had consolidated revenue of $174 million in fiscal 2001.
     Since taking this post, Mr. Taylor has refocused the company's growth strategy on the rapidly growing skin aging market. In 2001 several technologies and companies were acquired to give ICN a commanding presence in the market with broad product offerings in the Rx, direct to physician, and aesthetic elective segments of dermatology and plastic surgery.
     Mr. Taylor rejoined ICN in 1999 from Watson Pharmaceuticals, where he served for two years as Vice President Business Development. In that capacity, Mr. Taylor participated in numerous acquisitions and licensing transactions as Watson formed its specialty pharmaceuticals business in dermatology, neurology, and women's health.
     From 1994 until joining Watson, Mr. Taylor served in management positions within business development at ICN. He was responsible for spearheading three acquisitions within the biomedicals unit and played key roles in the Ribavirin licensing pact with Schering Plough, as well as the 1995 roll-up of ICN's three majority-owned business units: Viratek, SPI Pharmaceuticals, and ICN Biomedicals.
     Mr. Taylor is a graduate of Tulane University. He spent 8 years on Wall Street with several top tier investment banks in retail and institutional sales, specializing in biotechnology and health care.
     Mr. Taylor is married with three daughters. He is active in a number of youth development programs.

                              MANAGEMENT TEAM

           [Graphic Omitted - Photograph of Ajit Desai]

                                AJIT DESAI

     Ajit Desai is Vice President and General Manager Worldwide Photonics Operations. Mr. Desai joined ICN in April 2001 as VP of Corporate Development/Operations. He has an extensive background in business management and has been in the hi-tech industries for more than two decades, including his work with Shell Oil, Triton Biosciences, and Western Sky Industries. Mr. Desai has held various positions in operations including Director Business Development, General Manager, Vice President, and Senior Vice President.
     Mr. Desai oversees all ICN Photonics LTD manufacturing, quality control, regulatory, international sales and marketing, finance, and business development.
     Mr. Desai holds a MSE from Princeton University and a MBA from Harvard Business School.

           [Graphic Omitted - Photograph of Andre Camilli]

                               ANDRE CAMILLI

     Andre Camilli is the General Manager of ICN Canada. Mr. Camilli joined ICN in February 1989 as Director of Finance. His responsibilities included Purchasing and MIS. Mr. Camilli also held the position of Vice President of Finance and Administration, which included the addition of the Human Resources division, before becoming General Manager. He has also worked as Secretary-Treasurer and Controller for a furniture company.
     Mr. Camilli's mandate continues to be the high performance of the division and the development of the Canadian employees in order to serve both ICN Canada's customers and ICN Pharmaceuticals, Inc. Under his direction, ICN Canada has emerged as a choice organization for its customers and employees.
     Mr. Camilli studied business and management at Sir George William University and at the Executive Development Institute of McGill University in Quebec, Canada.

                     [Graphic Omitted - Ribapharm Logo]

I.       Board of Directors


HANS THIERSTEIN, our Chairman of the Board, was Chairman of the Board of Ares-Serono from 1992 until 1999 and a board member since 1997. Mr. Thierstein was Chief Financial Officer of Ares-Serono from 1980 until 1996.

KIM CAMPBELL, PC, QC, was a director of ICN from November 2, 2000 until May 30, 2001. Since January 2001, Ms. Campbell has been a fellow at the Center for Public Leadership at the John F. Kennedy School of Government at Harvard University. From September 2000 until January 2001, Ms. Campbell was an author and lecturer. She was the Consul General of Canada in Los Angeles from September 1996 until September 2000. From February 1996 until September 1996, she was an author and lecturer. Ms. Campbell held several positions in the Canadian Government, including Prime Minister from June 1993 to November 1993, Minister of Justice and Attorney General from February 1990 to January 1993, and Minister of National Defense from January 1993 to June 1993. Ms. Campbell also serves on the governing board of Harvard University, Northeastern University, UCLA and the Thunderbird American Graduate School of International Management.

ROGER GUILLEMIN, MD, PH.D., was a member of ICN's board of directors from 1989 until the completion of this offering. Dr. Guillemin has been adjunct professor of medicine at the University of California College of Medicine in San Diego since 1970. He was a distinguished scientist at the Whittier Institute in La Jolla, California from March 1989 to 1995 and was resident fellow and Chairman of the Laboratories for Neuroendocrinology at the Salk Institute in La Jolla, California. He was awarded the Nobel Prize in Medicine in 1977 and in the same year, was presented the National Medal of Science by the President of the United States. He was affiliated with the department of physiology at Baylor College of Medicine in Houston, Texas from 1952 to 1970. He is a member of the National Academy of Science, and a fellow of the American Association for the Advancement of Science. He has also served as resident of the American Endocrine Society.

ARNOLD H. KROLL has been a Senior Advisor of Burnham Securities since May 2000. From March 1997 through April 2000, he was a Senior Advisor at Schroder & Co. During that time, Mr. Kroll represented ICN in three issuances of senior notes, including ICN's 8 3/4 senior notes due 2008. He was a managing director and Schroder & Co. and its predecessors from 1988 to 1997. Prior to that time, he was a managing director of L.F.Rothschild and its predecessor fom 1972 to 1988. Mr. Kroll is a member of the board of directors of National Airlines and Heynetwork.com.

ROBERTS A. SMITH, PH.D., was a director of ICN from 1960 until May 30, 2001. Dr. Smith was President of Viratek, Inc., then a subsidiary of ICN, and Vice President, Research and Develoment of SPI Pharmaceuticals, Inc., then a subsidiary of ICN through 1992. For more than eleven years, Dr. Smith was professor of chemistry and biochemistry at the University of California at Los Angeles.

JOHN VIERLING, MD, has been on the Executive Committee of the board of directors for the American Liver Foundation since 1992. He has been a medical professor in residence at the University of California, Los Angeles, since July 1996 and a director of hepatology at Cedars-Sinai Medical Center since 1990.

II.      MANAGEMENT


JOHNSON LAU, MD, PH.D., our Chief Executive Officer, Chief Scientific Officer was Senior Vice President, Research and Development of ICN from March 2000 until the completion of this offering. Before joining ICN, he was a Senior Director in Antiviral Research at the Schering-Plough Research Institute from 1997 to February 2000. He served a faculty member at the University of Florida from 1992 to 1996. From 1989 to 1991, he served as a faculty member at the Institute of Liver Studies, King's College Hospital School of Medicine and Dentistry, University of London.

THOMAS STANKOVICH, our President, Chief Operating Officer and Chief Financial Officer was Vice President/Financail Controller, ICN Europe, AAA of ICN from 1996 until the completion of this offering. Prior to that time, he held various positions at ICN since 1986, including Director of Financial Reporting, Corporate, Assistant Controller, Senior Accountant, Assistant to the Chairman of the Board and Financial Analyst.

ROGER D. LOOMIS, JR., our Senior Vice President and General Counsel and Secretary, was Senior Vice President, Law, of ICN from November 2001 until the completion of this offering. Prior to joining ICN, Mr. Loomis was President of Advanced Document Services LLC in Los Angeles since 2000. Prior to that, Mr. Loomis was of Counsel to the law firm of Coudert Brothers in Los Angeles since 1997, and, prior thereto, a shareholder of the law firm of Buchalter, Nemer, Feels and Younger in Los Angeles since 1995.

             ICN PHARMACEUTICALS, INC. - CONSOLIDATED                EXHIBIT V
                            ACCOUNTS RECEIVABLE
                                ($ IN 000's)

                           [Line Chart Omitted]


                                                  ----------------------------------------------------------------------
                                                                                      TRADE RECEIVABLES
------------------------------------------------------------------------------------------------------------------------

                                          Unbilled                         AGING OF TRADE ACCOUNTS RECEIVABLE
        Month                  A/R           and                --------------------------------------------------------
                           Balance (1)      Other        Balance       Current        0-30         30-60      Over 60 (2)
------------------------------------------------------------------------------------------------------------------------
March 2001                 $161,703       $14,135      $147,568      $117,653       $17,314      $6,839          $5,762
June 2001                   172,158        20,461       151,697       117,245        20,979       6,404           7,069
September 2001              167,922        15,427       152,495       117,543        18,117       7,491           9,344
December 2001               196,248        16,462       179,786       149,663        16,890       5,880           7,353
March 2002                  187,547        15,730       171,817       137,265        16,667       8,607           9,278



------------------------------------------------------------------------------------------------------------------------

(1) Excludes Schering-Plough receivables
(2) Net of Reserves


                             Q1 2001    Q2 2001    Q3 2001    Q4 2001    Q1 2002


Months Sales in Receivables    3.18       3.04       2.98       3.18       3.02

            ICN PHARMACEUTICALS, INC. - CONSOLIDATED                 EXHIBIT VI
                                INVENTORIES
                                ($ IN 000's)




----------------------             -------------------------------------------------------------------
       FY 2001                          Q1 2001      Q2 2001      Q3 2001      Q4 2001      Q1 2002 *
----------------------             -------------------------------------------------------------------
Month's Sales in Inv.
        Actual                            6.9          6.9          7.8          6.0           6.8
----------------------             -------------------------------------------------------------------
Net Inventory
        Actual                        159,651      159,915      170,290      163,930       160,570
----------------------             -------------------------------------------------------------------

* Includes $3M increase due to Cool Touch acquisition


NUMBERS FOR GRAPH:

                   Q1 2001      Q2 2001      Q3 2001      Q4 2001      Q1 2002

OVER
Actual            159.651      159.915       170.29       163.93         160.57
Plan

MOVE FORMULAS UP:
Month's Sales in Inv. (1)                                            6.77205758
        Actual

Net Inventory                                                            160570

            ICN PHARMACEUTICALS, INC. - CONSOLIDATED                EXHIBIT VII
                              ACCOUNTS PAYABLE
                                ($ IN 000's)

                           [Line Chart Omitted]

-----------------------------------------------------------------------------------------------------------------
                          Total                        Trade                 AGING OF  ACCOUNTS PAYABLES
        Month            Accounts                     Accounts    -----------------------------------------------
                         Payable        Other         Payable      Current       0-30       30-60     Over 60
-----------------------------------------------------------------------------------------------------------------
March 2001               $45,126       $1,613         $43,513      $36,897      $2,883     $1,544     $2,189
June 2001                 44,700        2,159          42,541       35,430       3,105      1,521      2,485
September 2001            52,953        1,495          51,458       41,078       3,719      4,205      2,456
December 2001             55,718        1,331          54,387       43,488       5,600      2,962      2,337
March 2002                52,819        2,404          50,415       44,457       3,348        438      2,172



-----------------------------------------------------------------------------------------------------------------




                            Q1 2001    Q2 2001    Q3 2001    Q4 2001    Q1 2002

Months Cost of Sales in      1.94       1.94        2.43       2.06       2.23
    Payables

                                                           CIBC
                                                              WORLD MARKETS

                                                            EQUITY RESEARCH

May 2, 2002                     Conference Update
                                ---------------------------------------------

                                CONFERENCE UPDATE:  ICN
                                PHARMACEUTICALS INC., ICN, STRONG
SPECIALITY PHARMACEUTICALS      BUY(1)

                                [] Restructuring underway: 1) Ribapharm - IPO done, 2) ICN Americas 3) ICN
                                    International - IPO filed

                                []  Focused on dermatology pharma products,
                                    "cosmecuticals", and laser resurfacing
                                    treatments



















Steven B. Gerber, M.D.
1 (310) 446-3655
Steven.Gerber@us.cibc.com

------------------------------------------------------------------------------
CIBC World Markets Inc. P.O. Box 500, 161 Bay Street, BCE Place, Toronto,
Canada M5J2SB   =1-416-594-7000  /  Find CIBC research on Bloomberg (CIER [go]),

CIBC World Markets Corp., 417 Fifth Avenue, New York, New York 10016-2204 +1-800-899-6726 / firstcall.com, multex.com, zacks.com and obewin.com

CONFERENCE UPDATE: ICN PHARMACEUTICALS INC., ICN, STRONG BUY(1) - MAY 2, 2002
------------------------------------------------------------------------------

4) This company has a convertible included in the CIBC World Markets Corp. convertible universe.















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

                  REPRINTED FROM THE WALL STREET JOURNAL.
------------------------------------------------------------------------------
THURSDAY, FEBRUARY 26, 1998    (C) Dow Jones & Company, Inc. All Rights
                                   Reserved.
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                          THE WALL STREET JOURNAL

--------------------------SHAREHOLDER SCOREBOARD------------------------------

                      THE QUEST FOR SHAREHOLDER VALUE
                      THIRD ANNUAL GUIDE TO AMERICA'S
                           BEST, WORST COMPANIES

  HOW 1,000 U.S. COMPANIES MEASURE UP ON TOTAL RETURN TO THEIR INVESTORS

                          By C. Frederic Wiegold
                         -------------------------

                    (the following has been excerpted:)


     NOBODY EVER SAID it was easy to track down shareholder value.

     The most experienced professional investors often fail in their efforts to discover hidden treasure as they trek through a forbidding jungle of
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     Success, however, can be enormously rewarding.  Even individuals who do
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     But investors aren't the only people on the trail of shareholder value these days. As companies across the U.S. increasingly tie executive compensation to performance through stock options and other means, more and more corporate managers are seeking this Holy Grail.

     What both investors and managers need is a guide. That's the idea behind The Wall Street Journal's third annual Shareholder Scoreboard, a ranking of 1,000 U.S. companies in 94 industries.

     The Scoreboard seeks to identify the best U.S. companies from the perspective of investors and corporate executives. Investors can use the information in this special section to see how the stocks in their own portfolios measure up and, perhaps, identify potential investment opportunities that warrant further research. Corporate managers can see how their own companies -- and their competitors -- are doing in today's frequently volatile market.

     The yardstick used in the Shareholder Scoreboard is total return to stockholders, including both changes in share prices and reinvested dividends. There are, of course, many ways to rank companies. But in the world of business and investing, how companies treat shareholders is one of the most useful ways to keep score.

     Indeed, Christopher C. Kenney, a vice president of LEK/Alcar Consulting Group LLC, which ranked the companies included in this special report, calls shareholder return "the single most important measure." It is the measure "most relevant to shareholders and most relevant to managers trying to manage for shareholder value," Mr. Kenney says. LEK/Alcar is an international strategy-consulting firm. Mr. Kenney, who is based in the firm's Chicago office, helped create the Shareholder Scoreboard and directed the ranking project.

     Each company on the Shareholder Scoreboard is given a letter grade that reflects its stock-market performance over one-year, three-year, five-year and 10-year periods through Dec. 31, 1997. An A means the company was in the top 20% of the ranking. A grade of B is a second-quintile showing, and so on through E, the bottom quintile.

TWO-STEP SELECTION PROCESS

     The 1,000 companies on the Shareholder Scoreboard were selected by LEK/Alcar in a two-step process. First, it incorporated all U.S. stocks included at the end of 1997 in the Dow Jones Global Indexes, a family of world-wide stock-market indexes calculated by Dow Jones & Co., publisher of The Wall Street Journal. That produced a list of 718 companies with a representative sampling in each of 94 industries. It then added the largest 282 U.S. corporations, based on market capitalization, that weren't included in the Dow Jones Global Indexes, relying on data from Media General Financial Services Inc., a unit of Media General Inc., Richmond, Va.

                                                                (over please)
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

                          THE WALL STREET JOURNAL

--------------------------SHAREHOLDER SCOREBOARD------------------------------

     Total market capitalization: $8,832 trillion -- more than 85% of the market value of all publicly traded U.S. stocks as measured by the Wilshire 5000 index.

     In creating the rankings, LEK/Alcar relied primarily on pricing information from IDD/Tradeline, a Waltham, Mass., unit of Down Jones. To assure accuracy, the consulting firm cross-checked the data againat information from past years and a variety of other sources.

     LEK/Alcar consultant Robert Rourke and associates Christopher C. Onan and Todd R. Maxwell were in charge of data gathering and calculations. Questions about the rankings can be addressed to LEK/Alcar's Boston office (800-929-4535; dial zero as soon as you're connected).

     One way to use the Shareholder Scoreboard is as a benchmark for judging the performance of stocks in your own portfolio. To do that, you need to know the break points:

o For calendar year 1997, it took a total return of at least 62.5% to earn an A, 40.2% to earn a B, 24.6% to earn a C and 6.4% to earn a D. Less than that and the company got an E.

o For the three years ended Dec. 31, 1997, it took an average compound annual total return of at least 48.3% to get an A, 33.1% to get a B, 22.9% to get a C and 13.3% to get a D.

o For the five years through 1997, a stock needed an average compound annual total return of at least 31.6% to merit an A, 22.4% for a B, 15.5% for a C and 9.3% for a D.

o Finally, for the 10 years through 1997, it took an average compound annual total return of at least 26% to earn an A, 20% to earn a B, 15.7% to earn a C and 11% to earn a D.

-  Mr. Wiegold is The Wall Street Journals personal-finance editor.


ALPHABETICAL UST1NG OF 1,000 COMPANIES WITH 1-, 3-,5- AND 10-YEAR AVERAGE RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR             3 YEAR             5 YEAR            10 YEAR
COMPANY NAME                  INDUSTRY GROUP           RETURN (RATING)    RETURN (RATING)    RETURN (RATING)   RETURN (RATING)
----------------------------------------------------------------------------------------------------------------------------------

12 TECHNOLOGIES INC.          Software                   +37.9     C          N.A.   --          N.A.  --          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
IBP INC.                      Food                       -13.3     E        +11.9     E        +16.5    C        +14.9      D
----------------------------------------------------------------------------------------------------------------------------------
ICN PHARMACEUTICALS INC.      Pharmaceuticals            +1525     A        +46.0     B        +53.4    A        +24.4      B
----------------------------------------------------------------------------------------------------------------------------------
IKON OFFICE SOLUTIONS         Industrial Services        -31.9     E         +4.7     E        +15.6    C        +15.4      D
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS CENTRAL CORP.        Railroads                   +9.3     D        +21.7     D        +18.9    C          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS TOOL WORKS           Industrial, Diversified    +51.9     B        +41.5     B        +31.4    8        +23.6      B
----------------------------------------------------------------------------------------------------------------------------------
ILLINAVA CORP.                Electric Utilities-Central  +3.4     E        +12.2     E         +8.5    E         +6.5      E
----------------------------------------------------------------------------------------------------------------------------------
IMC GLOBAL INC.               Chemicals, Specialty       -15.5     E        +15.4     D         +9.7    0          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
IMMUNEX CORP.                 Biotechnology             +176.9     A        +53.7     A        +13.6    D        +20.4      B
----------------------------------------------------------------------------------------------------------------------------------
INFORMIX CORP.                Software                   -76.7     E        -33.4     E        -12.1    E         +4.6      E
----------------------------------------------------------------------------------------------------------------------------------
INGERSOLL-RAND CO.            Industrial, Diversified    +38.6     C        +26.7     C        +18.0    C        +15.7      C
----------------------------------------------------------------------------------------------------------------------------------
INGRAM MICRO INC. CI A        Specialty Retailers        +26.6     C          N.A.   --          N.A.  --          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
INLAND STEEL INDUSTRIES LOT.  Steel                      -13.6     E        -20.7     E         -5.0    E         -4.3      E
----------------------------------------------------------------------------------------------------------------------------------
INTEL CORP.                   Semiconductors & Related    +7.5     D        +64.2     A        +45.7    A        +35.9      A
----------------------------------------------------------------------------------------------------------------------------------
INTERPUBLIC GROUP OF COS.     Advertising               +592       B        +34.4     8        +10      C        +23.8      B
----------------------------------------------------------------------------------------------------------------------------------
INTERSTATE BAKERIES           Food                       +53.7     B        +78.9     A        +34.2    A          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
INTIMATE BRANDS INC. CI A     Apparel Retailers          +44.0     B          N.A.   --          N.A.  --          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
LNTI. BUSINESS MACHINES       Computers                  +39.3     C       +432       8        +35.1    A         +9.4      E
CORP.
----------------------------------------------------------------------------------------------------------------------------------
INTL. FLAVORS A FRAGRANCES    Cosmetics/Penonal Care     +17.8     D         +6.6     E        +10.3    D        +16.7      C
----------------------------------------------------------------------------------------------------------------------------------
INTL. GAME TECHNOLOGY         Recreation-Other           +39.3     C        +18.0     D         +0.5    E        +47.8      A
----------------------------------------------------------------------------------------------------------------------------------
INTL. PAPER CO                Paper Products              +8.7     D         +7.0     E         +7.8    E        +10.3      E
----------------------------------------------------------------------------------------------------------------------------------
INTUIT INC.                   Software                   +31.0     C         +7.3     E          N.A.  --          N.A.     7
----------------------------------------------------------------------------------------------------------------------------------
LOMEGA CORP.                  Computers                  +43.2     B       +258.0     A        +90.8    A        +60.7      A
----------------------------------------------------------------------------------------------------------------------------------
IPALCO ENTERPRISES INC        Electric Utilities-Central +58.5     B        +34.5     B        +18.1    C        +18.4      C
----------------------------------------------------------------------------------------------------------------------------------
ITT CORPORATION               Lodging                    +90.5     A          N.A.   --          N.A.  --          N.A.    --
----------------------------------------------------------------------------------------------------------------------------------
ITT  INDUSTRIES INC.          Auto Parts & Equipment     +30.9     C        +25.0     C        +22.5    8        +17.8      C

                                Sources:  LEK/Alcar Consulting Group LLC, IDD/Tradeline, Media General Financial Services Inc.


                          THE WALL STREET JOURNAL

--------------------------SHAREHOLDER SCOREBOARD------------------------------



THE BEST PERFORMERS
1 YEAR

COMPANY NAME                            STOCK SYMBOL              RETURN
----------------------------------------------------------------------------
Yahoo Inc.                                  YH00                  +511.0%
----------------------------------------------------------------------------
Arterial Vascular Engr. Inc.                AVEI                  +420.0
----------------------------------------------------------------------------
Best Buy Co. Inc.                            BBY                  +247.1
----------------------------------------------------------------------------
Dell Computer Corp.                         DELL                  +216.2
----------------------------------------------------------------------------
Cablevision Systems CI A                     CVC                  +212.7
----------------------------------------------------------------------------
Heftel Broadcasting CI A                    HBCCA                 +196.8
----------------------------------------------------------------------------
Immunex Corp.                               IMNX                  +176.9
----------------------------------------------------------------------------
America Online Inc.                          AOL                  +172.2
----------------------------------------------------------------------------
Navistar International                       NAV                  +171.9
----------------------------------------------------------------------------
Airborne Freight Corp.                       ABF                  +167.7
----------------------------------------------------------------------------
US Airways Group Inc.                         U                   +167.4
----------------------------------------------------------------------------
Caliber Systems Inc.                         CBB                  +158.0
----------------------------------------------------------------------------
Keane Inc.                                   KEA                  +155.9
----------------------------------------------------------------------------
CompuWare Corp.                             CPWR                  +155.4
----------------------------------------------------------------------------
ICN Pharmaceuticals Inc.                     ICN                  +152.5
----------------------------------------------------------------------------
Allied Waste Inds. Inc.                     AWIN                  +152.0
----------------------------------------------------------------------------
Barnes & Noble Inc.                          BKS                  +147.2
----------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                 RCL                  +131.6
----------------------------------------------------------------------------
Donaldsn Lufkin & Jenrette                   DLJ                  +123.2
----------------------------------------------------------------------------
National-Oilwell Inc.                        NOI                  +122.4
----------------------------------------------------------------------------
Rexall Sundown Inc.                         RXSD                  +122.1
----------------------------------------------------------------------------
Cincinnati Financial Corp.                  CINF                  +121.2
----------------------------------------------------------------------------
Coca-Cola Enterprises                        CCE                  +120.7
----------------------------------------------------------------------------
Clear Channel Communications                 CCU                  +119.9
----------------------------------------------------------------------------
Family Dollar Stores                         FDO                  +119.2
----------------------------------------------------------------------------


Sources: LEK/Alcar consulting Group, IDD/Tradeline, Media general Financial
         Services

                          THE WALL STREET JOURNAL

--------------------------SHAREHOLDER SCOREBOARD------------------------------


INDUSTRY BY INDUSTRY

                                              SURPLUS/                       SURPLUS/       10 YEAR        SURPLUS/
                               1 YEAR     DEFICIT RELATIVE    5 YEAR     DEFICIT RELATIVE   AVERAGE     DEFICIT RELATIVE
COMPANY NAME                   RETURN        TO INDUSTRY      RETURN        TO INDUSTRY      RETURN       TO INDUSTRY
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS
-------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals Inc.      +152.5            +94.4          +53.4           +29.9          +24.4           +2.4
-------------------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.              +93.5            +35.4          +40.1           +16.6          +25.4           +3.5
-------------------------------------------------------------------------------------------------------------------------
Pfizer Inc.                    +81.9            +23.8          +35.6           +12.0          +32.4          +10.5
-------------------------------------------------------------------------------------------------------------------------
Schering-Plough                +95.0            +36.9          +34.6           +11.1          +29.8           +7.9
-------------------------------------------------------------------------------------------------------------------------
Warner-Lambert Co.             +67.9             +9.8          +32.8            +9.2          +25.5           +3.5
-------------------------------------------------------------------------------------------------------------------------
Bristol Myers Squibb           +77.1            +18.9          +28.1            +4.6          +21-0           -0.9
-------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson              +34.3            -23.9          +23.5             0            +24.0           +2.1
-------------------------------------------------------------------------------------------------------------------------
Merck & Co.                    +35.6            -22.5          +22.7            -0.8          +22.6           +0.7
-------------------------------------------------------------------------------------------------------------------------
American Home Products         +33.5            -24.6          +22.2            -1.3          +20.0           -1.9
-------------------------------------------------------------------------------------------------------------------------
Pharmacia & Upjohn Inc.         -4.8            -62.9          +14-7            -8.9           +9.6          -12.4
-------------------------------------------------------------------------------------------------------------------------
Forest Laboratories CI A       +50.6             -7.6           +4.1           -19.4          +17.6           -4.3
-------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories             +27.1            -31.1           +0.8           -22.7          +23.5           +1.5
-------------------------------------------------------------------------------------------------------------------------
A1za Corp.                     +25.4            -32.7           -6.7           -30.2           +9.5          -12.5
-------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals Inc.    +44.4            -13.8           NA              --              N.A.          --
-------------------------------------------------------------------------------------------------------------------------
PEER AVERAGE                   +58.2             --            +23.5            --            +21.9           --
